Exhibit 99.1


                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                                             Page
                                                                                             ----

FAIRPOINT COMMUNICATIONS, INC AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
      FINANCIAL STATEMENTS:

         Basis of Presentation.........................................................      P-2

         Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003............      P-3

         Pro Forma Condensed Consolidated Statement of Operations for the year ended
                December 31, 2002......................................................      P-5

         Notes to Pro Forma Condensed Consolidated Financial Statements................      P-6

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

                                   (unaudited)

                  The following unaudited pro forma condensed consolidated financial statements of FairPoint Communications, Inc. and subsidiaries (FairPoint or the Company) give effect to the divestiture described in Note 1 to the unaudited pro forma condensed consolidated financial statements (which divestiture is referred to as the South Dakota Divestiture).

                  Pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet gives effect to the South Dakota Divestiture as if the transaction had occurred on June 30, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 gives effect to the South Dakota Divestiture as if the transaction had occurred as of January 1, 2002. The December 31, 2002 unaudited pro forma condensed consolidated statement of operations includes financial information derived from the Company's historical statements of operations as contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. During the second quarter of 2003, the South Dakota operations were reclassified from continuing operations to discontinued operations for financial reporting purposes. As required under generally accepted accounting principles, the Company will restate the previously reported 2002 historical financial statements to reflect the South Dakota operations as discontinued operations when the 2002 financial statements are reissued and presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Because the South Dakota operations have been reclassified to discontinued operations in the Company's June 30, 2003 historical financial statements, pro forma financial information for the six-month period ended June 30, 2003 is not required.

                  The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of FairPoint and should be read in conjunction with those consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 and the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The unaudited condensed consolidated financial statements do not necessarily indicate the results that would have actually occurred if the South Dakota Divestiture had occurred on the dates indicated or that may occur in the future.

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  June 30, 2003

                        (Unaudited-Amounts in thousands)


                                                                      South
                                                       FairPoint      Dakota       Pro forma      Note
                                                       historical   Divestiture   adjustments      ref.      Pro forma
                                                     ------------- ------------- ------------- ------------ -----------

Current assets:
   Cash............................................   $     7,784            --       24,204             1      31,988
   Accounts receivable.............................        25,958            --           --                    25,958
   Other...........................................         6,319            --           --                     6,319
   Assets of discontinued operations...............           615            --           --                       615
   Assets held for sale............................        16,467       (16,467)          --                        --
                                                      ------------   -----------  -----------               -----------
Total current assets...............................        57,143       (16,467)      24,204                    64,880
                                                      ------------   ------------ -----------               -----------
Property, plant, and equipment, net................       258,351            --           --                   258,351
                                                      ------------   -----------  -----------               -----------
Other assets:                                                                                                   43,695
   Investments.....................................        43,695            --           --
   Goodwill, net of accumulated amortization.......       443,781            --           --                   443,781
   Deferred charges and other assets...............        24,316            --           --                    24,316
                                                      ------------   -----------  -----------               -----------
Total other assets.................................       511,792            --           --                   511,792
                                                      ------------   -----------  -----------               -----------
Total assets.......................................   $   827,286       (16,467)      24,204                   835,023
                                                      ============   ===========  ===========   =========== ===========

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  June 30, 2003

                        (Unaudited-Amounts in thousands)


                                                                      South
                                                       FairPoint      Dakota       Pro forma      Note
                                                       historical   Divestiture   adjustments      ref.      Pro forma
                                                     ------------- ------------- ------------- ------------ -----------

Current liabilities:
   Accounts payable..........................         $     13,804         --         --                      13,804
   Current portion of long-term debt and
      other long-term liabilities............               13,304         --         --                      13,304
   Demand notes payable......................                  416         --         --                         416
   Accrued interest payable..................               17,221         --         --                      17,221
   Other accrued liabilities.................               19,611         --         --                      19,611
   Liabilities of discontinued operations....                3,583         --         --                       3,583
   Liabilities held for sale.................                  692       (692)        --               1          --
                                                      -------------   --------    ------                    ---------
Total current liabilities....................               68,631       (692)        --                      67,939
                                                      -------------   --------    ------                    ---------
Long-term liabilities:
   Long-term debt, net of current portion....              802,218         --         --                     802,218
   Liabilities of discontinued operations....                5,039         --         --                       5,039
   Deferred credits and other long-term
      liabilities, net of current portion....               11,828         --         --                      11,828
                                                      -------------   --------    ------                    ---------
Total long-term liabilities..................              819,085         --         --                     819,085
                                                      -------------   --------    ------                    ---------
Minority interest............................                   16         --         --                          16
                                                      -------------   --------    ------                    ---------
Common stock subject to put options..........                2,136         --         --                       2,136
                                                      -------------   --------    ------                    ---------
Redeemable preferred stock...................               87,650         --         --                      87,650
                                                      -------------   --------    ------                    ---------
Shareholders' deficit:
   Common stock..............................                  499         --         --                         499
   Additional paid-in capital................              198,050         --         --                     198,050
   Accumulated other comprehensive loss......                  (17)        --         --                         (17)
   Accumulated deficit.......................             (348,764)   (15,775)    24,204              1     (340,335)
                                                      -------------   --------    ------                    ---------
Total stockholders deficit...................             (150,232)   (15,775)    24,204                    (141,803)
                                                      -------------   --------    ------                    ---------
Total liabilities and stockholders' deficit..         $   (827,286)   (16,467)    24,204                     835,023
                                                      =============   ========    ======                    =========

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Year Ended December 31, 2002

                        (Unaudited-Amounts in thousands)

                                                   FairPoint    South Dakota   Pro forma     Note
                                                   historical    Divestiture  adjustments     ref.    Pro forma
                                                  ------------   -----------  -----------    -----    ---------
Revenues
Operating expenses:                               $    235,860     (5,040)           --                 230,820
                                                  ------------   --------      ---------     -----     ---------
   Operating expenses, excluding depreciation
      and amortization and stock-based
      compensation...........................          112,272     (2,002)                              110,270
   Depreciation and amortization.............           47,060       (751)           --                  46,309
   Stock-based compensation..................              924         --            --                     924
                                                  ------------   --------      ---------     -----     ---------
Total operating expenses.....................          160,256     (2,753)           --                 157,503
                                                  ------------   --------      ---------     -----     ---------
Income from operations.......................           75,604     (2,287)           --                  73,317
                                                  ------------   --------      ---------     -----     ---------
Other income (expense):                                                              --
   Net gain on sale of investments and other
      assets.................................               34         --                                    34
   Interest and dividend income..............            1,898         --            --                   1,898
   Interest expense..........................          (79,796)        --            --                 (79,796)
   Impairment on investments.................          (12,568)        --            --                 (12,568)
   Equity in net earnings of investees.......            7,903       (106)           --                   7,797
   Other nonoperating, net...................            1,184        (40)           --                   1,144
                                                  ------------   --------      ---------     -----     ---------
Total other expense..........................          (81,345)      (146)           --                 (81,491)
                                                  ------------   --------      ---------     -----     ---------
Loss from continuing operations before income                                        --
   taxes.....................................           (5,741)    (2,433)                               (8,174)
Income tax expense...........................             (518)        --            --                    (518)
Minority interest in income of subsidiaries..               (2)        --            --                      (2)
                                                  ------------   --------      ---------     -----     ---------
Loss from continuing operations..............           (6,261)    (2,433)           --                  (8,694)
                                                  ============   ========      =========     -----     =========

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)           South Dakota Divestiture

                  On September 30, 2003, MJD Services Corp. ("MJD Services"), a wholly-owned subsidiary of FairPoint Communications, Inc. (the "Company"), completed the sale (the "South Dakota Divestiture") of all of the capital stock owned by MJD Services of Union Telephone Company of Hartford, Armour Independent Telephone Co., WMW Cable TV Co. and Kadoka Telephone Co. to Golden West Telephone Properties, Inc. ("Golden West"). The sale was completed in accordance with the terms of the Purchase Agreement, dated as of May 9, 2003 (the "Purchase Agreement"), between MJD Services and Golden West. MJD Services received $24,204,000 in cash at closing, subject to certain post-closing purchase price adjustments set forth in the Purchase Agreement. The companies sold to Golden West serve approximately 4,150 access lines located in South Dakota. The operations of these companies have been shown as discontinued operations beginning in the second quarter of 2003. Under the terms of the Company's credit facility and the indentures governing the Company's senior notes and senior subordinated notes, the proceeds from the South Dakota Divestiture (net of the expenses related thereto) must be either used to repay borrowings under the Company's credit facility or reinvested in other telecommunications assets. Accordingly, the proceeds from the South Dakota Divestiture will be held as a short-term investment and a pro forma entry of $24.2 million has been made to reflect the temporary use of proceeds as invested cash and cash equivalents. The proceeds from the South Dakota Divestiture together with borrowings under the Company's revolving credit facility will be used to fund certain pending acquisitions.

                  As a result of the South Dakota Divestiture, 3.5% ownership in South Dakota Network, LLC was transferred to Golden West.

                  Had the South Dakota Divestiture occurred on January 1, 2000, pro forma revenues for 2000 and 2001 would have been $190.8 million and $230.1 million, respectively; income from operations for 2000 and 2001 would have been $46.8 million and $58.0 million, respectively; and loss from continuing operations would have been $15.2 and $26.4 million, respectively.